UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 14, 2026

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.

(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

(Address of principal executive offices)

886-6-3121716

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on June 6, 2025, Advanced Biomed Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Helena Global Investment Opportunities I Ltd. (the “Investor”), pursuant to which the Company had the right, but not the obligation, to issue and sell to the Investor, from time to time at the Company’s sole discretion, up to $25,000,000 of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to the terms, conditions and limitations set forth in the Purchase Agreement.

On July 14, 2026, the Company delivered to the Investor a written notice of termination of the Purchase Agreement (the “Termination Notice”) pursuant to Section 11.02(b) of the Purchase Agreement, which permits the Company to terminate the Purchase Agreement upon five (5) trading days’ prior written notice to the Investor, provided that (i) there are no outstanding Advance Notices (as defined in the Purchase Agreement) in respect of which shares of Common Stock have yet to be issued and (ii) the Company has paid all amounts owed to the Investor pursuant to the Purchase Agreement, including all Commitment Fee Shares (as defined in the Purchase Agreement).

As of the date of the Termination Notice, there were no outstanding Advance Notices under the Purchase Agreement, and the Company had paid all amounts owed to the Investor pursuant to the Purchase Agreement, including the issuance of all Commitment Fee Shares. As of the date of this Current Report on Form 8-K, the Company has not issued or sold any shares of Common Stock to the Investor pursuant to any Advance under the Purchase Agreement, other than the Commitment Fee Shares. In accordance with Section 11.02(b) of the Purchase Agreement, the termination of the Purchase Agreement will become effective on July 21, 2026.

The foregoing description of the Purchase Agreement does not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 99.1 to the Company’s Report on Form 6-K filed with the U.S. Securities and Exchange Commission on June 6, 2025, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: July 17, 2026	By:	/s/ Xiaomin Chen
Xiaomin Chen
Chief Executive Officer, director and Chairman of the Board

2